UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2006, Generex Biotechnology Corporation (the “Company”) filed a Certificate Eliminating Reference to Shares of Series A Preferred Stock (the “Certificate of Elimination”) from the Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) of the Company with the Secretary of State of the State of Delaware, which became effective on such date.

The Certificate of Elimination eliminated from the Company’s Certificate of Incorporation all references to the Company’s Series A Preferred Stock (“Series A Preferred Stock”). Prior to the filing of the Certificate of Elimination, there were 1,512 shares of the Company’s preferred stock designated as Series A Preferred Stock in accordance with the certificate of designation relating thereto, but there were no outstanding shares of the Series A Preferred Stock. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, stockholder approval for the filing of the Certificate of Elimination was not required.

With the elimination of the Series A Preferred Stock, the Company will treat the shares of preferred stock previously designated as Series A Preferred Stock as authorized but unissued preferred stock that may be issued from time to time in one or more series with such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Company’s Board of Directors providing for the designation and creation of such series of preferred stock.

The Company restated its Certificate of Incorporation (the “Restated Certificate of Incorporation”) to reflect (i) the Certificate of Elimination and (ii) the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), which was filed with the Secretary of State of the State of Delaware on May 31, 2006 and which became effective on such date, increasing the number of authorized shares of the Company’s common stock. The filing of the Certificate of Amendment was disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 2, 2006. On June 13, 2006, the Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on such date.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

3(I)
Certificate Eliminating Reference to Shares of Series A Preferred Stock from the Restated Certificate of Incorporation of Generex Biotechnology Corporation filed with the Secretary of State of the State of Delaware on June 13, 2006.

3(II)	Restated Certificate of Incorporation of Generex Biotechnology Corporation filed with the Secretary of State of the State of Delaware on June 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: June 19, 2006	By:	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

3(I)
Certificate Eliminating Reference to Shares of Series A Preferred Stock from the Restated Certificate of Incorporation of Generex Biotechnology Corporation filed with the Secretary of State of the State of Delaware on June 13, 2006.

3(II)	Restated Certificate of Incorporation of Generex Biotechnology Corporation filed with the Secretary of State of the State of Delaware on June 13, 2006.